UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
 _____________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 4, 2014

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MAXWELL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)
 _____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) John Warwick, our Chief Operating Officer, had previously announced his intention to resign from the Company. On September 4, 2014, we entered into a General Release of All Claims (the “Agreement”) with Mr. Warwick which provides that his employment with the Company will continue through September 30, 2014 (the “Transition Date”), during which period he will continue to earn his salary and participate in other employment benefits. Following the Transition Date, we have agreed to continue to pay Mr. Warwick his current base salary for a period of six months in an amount equal to $31,667 per month, which will be paid in accordance with the Company’s normal payroll practices, as well as pay COBRA premiums on Mr. Warwick’s behalf in an amount equal to the monthly health premium the Company pays for active employees for up to six months. Mr. Warwick will remain eligible to earn his bonus under the Company’s 2014 cash bonus plan based on actual Company achievement as if he were actively employed by the Company through the remainder of the current fiscal year. In addition, the Agreement provides for the extension of the post-termination exercise period for Mr. Warwick’s vested stock options, from 90 days following his termination of employment, to six months following the Transition Date. The Agreement also provides that the Company will pay Mr. Warwick a lump sum amount of $5,994, representing an amount necessary to terminate Mr. Warwick’s lease for his apartment located near the Company’s headquarters, plus an additional tax gross-up payment sufficient to put Mr. Warwick in the same position as would have been the case had no taxes been applied to such amount.
The foregoing description of the General Release of All Claims is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	General Release of All Claims between Maxwell Technologies, Inc. and John Warwick dated September 4, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ Kevin S. Royal
Kevin S. Royal
Chief Financial Officer
Date: September 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	General Release of All Claims between Maxwell Technologies, Inc. and John Warwick dated September 4, 2014